J.P. MORGAN FUNDS

JPMorgan Commodities Strategy Fund

(All Share Classes)

(a series of JPMorgan Trust I)

Supplement dated August 2, 2018

to the Summary Prospectuses, Prospectuses and

Statement of Additional Information

dated March 1, 2018, as supplemented

Effective immediately, Matt Tetreau will no longer serve as a portfolio manager for the JPMorgan Commodities Strategy Fund (the “Fund”). In addition, Peter Kocubinski will leave the portfolio management team no later than September 30, 2018. Effective immediately, Steven Lear will be added to the portfolio management team and will assume the management of the commodity portion of the Fund as Mr. Kocubinski transitions his duties as portfolio manager. The portfolio manager information in the “Risk/Return Summary — Management” section of each Summary Prospectus and Prospectus is hereby deleted in its entirety and replaced with the following.

Management

J.P. Morgan Investment Management Inc.

Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
Peter Kocubinski*	2012	Executive Director
Steven Lear	2018	Managing Director
Christopher Tufts	2016	Executive Director

*	Mr. Kocubinski will leave the portfolio management team no later than September 30, 2018 and is transitioning his duties to Mr. Lear.

In addition, the section of each Prospectus titled “The Fund’s Management and Administration — The Portfolio Managers” is hereby deleted in its entirety and replaced by the following:

Peter Kocubinski, CFA. Mr. Kocubinski is an Executive Director and is the head of the U.S. Macro Sectors within the Global Fixed Income, Currency & Commodities (GFICC) group. Mr. Kocubinski previously led the investment process for the commodity portion of the Fund. Based in New York, Mr. Kocubinski is responsible for overseeing the U.S. Interest Rates, Inflation, Volatility and Commodities investment teams. An employee since 1999, he has held several roles within the firm including head of the Commodity investment team, head of U.S. Rates investing and Interest Rate Volatility sector team co-head. Prior to his U.S. Rates role, Mr. Kocubinski was responsible for maintaining the OTC derivatives book, managing portfolio risk exposures, TIPS analysis, and macroeconomic forecasting. Mr. Kocubinski obtained a B.S. in economics and computer science from the College of William & Mary and is a CFA charterholder. Mr. Kocubinski is departing the portfolio management team no later than September 30, 2018. Until his departure date, Mr. Kocubinski will transition his duties as portfolio manager to Mr. Lear.

Steven Lear, CFA. Mr. Lear is the U.S. Chief Investment Officer within the GFICC group and is responsible for leading the investment process for the commodity portion of the Fund. An employee since 2008 and a portfolio manager for the Fund since 2018, Mr. Lear is responsible for overseeing macro strategies in the U.S., including U.S. fixed income and commodities. Mr. Lear holds a B.A (Hons) in Business Administration from the University of Western Ontario and a Masters of Business Administration from the University of California (Berkeley).

Christopher M. Tufts. Mr. Tufts is a Managing Director of JPMIM and is responsible for the fixed income investments portion of the Fund. He has been a portfolio manager with JPMIM since 2003 and an employee of the firm since 1997. Mr. Tufts holds a B.A. in Economics and French from the College of the Holy Cross.

The Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Fund.

SUP-CTRAT-PM-818

Effective immediately, all references to Mr. Tetreau will be removed from the Fund’s Statement of Additional Information.

In addition, effective immediately, the information in the first and second tables in the “Portfolio Managers — Portfolio Managers’ Other Accounts Managed” section of the Statement of Additional Information is hereby deleted in its entirety and replaced with the following:

Portfolio Managers’ Other Accounts Managed*

The following table shows information regarding all of the other accounts for which advisory fees are not based on the performance of the accounts that are managed by each portfolio manager as of October 31, 2017:

Non-Performance Based Fee Advisory Accounts
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Commodities Strategy Fund	Number of Accounts	Total Assets ($Thousand)	Number of Accounts	Total Assets ($Thousand)	Number of Accounts	Total Assets ($Thousand)
Peter Kocubinski[1] Steven Lear[2] Christopher Tufts	0 5 7	$0 15,462,388 235,145,227	2 1 11	$139,756,829 195,107 171,912,984	0 16 0	$0 5,023,774 0

1.	Mr. Kocubinski is departing the portfolio management team no later than September 30, 2018.

2.	Information for Mr. Lear is as of February 28, 2018.

*	The total value and number of accounts managed by a portfolio manager may include sub-accounts of asset allocation, multi-managed and other accounts.

The following table shows information on the other accounts managed by each portfolio managers that have advisory fees wholly or partly based on performance as of October 31, 2017:

Performance Based Fee Advisory Accounts
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Commodities Strategy Fund	Number of Accounts	Total Assets ($Thousand)	Number of Accounts	Total Assets ($Thousand)	Number of Accounts	Total Assets ($Thousand)
Peter Kocubinski[1] Steven Lear[2] Christopher Tufts	0 0 0	$0 0 0	0 0 0	$0 0 0	0 0 0	$0 0 0

1.	Mr. Kocubinski is departing the portfolio management team no later than September 30, 2018.

2.	Information for Mr. Lear is as of February 28, 2018.

Effective immediately, the information in the table in the “Portfolio Managers — Portfolio Managers Ownership of Securities” section of the Statement of Additional Information is hereby deleted in its entirety and replaced with the following:

Portfolio Managers Ownership of Securities

The following table indicates the dollar range of securities of the Fund beneficially owned by each portfolio manager as of October 31, 2017:

Dollar Range of Securities in the Fund
Commodities Strategy Fund	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Peter Kocubinski*				X
Steven Lear**	X
Christopher Tufts	X

*	Mr. Kocubinski is departing the portfolio management team no later than September 30, 2018.

**	Information for Mr. Lear is as of August 2, 2018.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE SUMMARY

PROSPECTUSES, PROSPECTUSES AND THE STATEMENT

OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE